EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 10, 2000, included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-93754 on Form S-8.



                                             ARTHUR ANDERSEN LLP


Portland, Oregon
March 24, 2000